Exhibit 99.1

Schedule I
GRAPHICS PROPERTIES HOLDINGS, INC. f/k/a SILICON GRAPHICS, INC.
CASE NO. 09-11701
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from July 1, 2009 to July 31, 2009

Cash July 1, 2009	$5,595,179
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre - petition	-
Post - petition	-
Total operating receipts	$-
Non-operating receipts
Transfers - other debtor in possession account	-
Total receipts	$-
Operating disbursements
Accounts payable	(817,576)
Payroll	-
Total disbursements (1)	$(817,576)
Net cash flow	(817,576)
Cash - July 31, 2009	$4,777,603

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

SILICON GRAPHICS of MANHATTAN, INC.
CASE NO. 09-11700
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from July 1, 2009 to July 31, 2009

Cash July 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre - petition	-
Post - petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - July 31, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

CRAY RESEARCH, LLC
CASE NO. 09·11703
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from July 1, 2009 to July 31, 2009

Cash July 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre - petition	-
Post - petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - July 31, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

SILICON GRAPHICS REAL ESTATE, INC.
CASE NO. 09-11704
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from July 1, 2009 to July 31, 2009

Cash July 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre - petition	-
Post - petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - July 31, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

SILICON GRAPHICS WORLD TRADE CORPORATION
CASE NO. 09-11705
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from July 1, 2009 to July 31, 2009

Cash July 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre - petition	-
Post - petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - July 31, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

SILICON STUDIO, INC.
CASE NO. 09-11706
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from July 1, 2009 to July 31, 2009

Cash July 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre - petition	-
Post - petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - July 31, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

CRAY RESEARCH AMERICA LATINA LTD
CASE NO. 09-11707
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from July 1, 2009 to July 31, 2009

Cash July 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre - petition	-
Post - petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - July 31, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

CRAY RESEARCH EASTERN EUROPE LTD
CASE NO. 09-11708
SCHEDULE Of CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from July 1, 2009 to July 31, 2009

Cash July 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre - petition	-
Post - petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - July 31, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

CRAY RESEARCH INDIA LTD
CASE NO. 09-11709
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
for the period from July 1, 2009 to July 31, 2009

Cash July 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre - petition	-
Post - petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - July 31, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

CRAY RESEARCH INTERNATIONAL INC.
CASE NO. 09-11710
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from July 1, 2009 to July 31, 2009

Cash July 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre - petition	-
Post - petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - July 31, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

CRAY FINANCIAL CORPORATION
CASE NO. 09-11711
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from July 1, 2009 to July 31, 2009

Cash July 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre - petition	-
Post - petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - July 31, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

CRAY ASIA PACIFIC, INC.
CASE NO. 09-11712
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from July 1, 2009 to July 31, 2009

Cash July 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre - petition	-
Post - petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - July 31, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

PARAGRAPH INTERNATIONAL
CASE NO. 09-11713
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from July 1, 2009 to July 31, 2009

Cash July 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre - petition	-
Post - petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - July 31, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

WTI DEVELOPMENT, INC
CASE NO. 09-11714
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from July 1, 2009 to July 31, 2009

Cash July 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre - petition	-
Post - petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - July 31, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.